UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017
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U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Explanatory Note

This Amendment No. 1 to the Registrant's Current Report on Form 8-K (this "Amendment") amends the Registrant's original Current Report on Form 8-K filed November 17, 2017. This Amendment files the pre-acquisition financial statements for Polaris Materials Corporation ("Polaris") and the unaudited pro forma condensed combined financial statements and related notes thereto, both of which are in connection with the Registrant's acquisition on November 17, 2017 of Polaris.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired

The following financial statements of Polaris are being filed as exhibits to this Amendment and are incorporated by reference herein:

Exhibit 99.1 — Polaris's audited consolidated financial statements, including independent auditor's report as of and for the years ended December 31, 2016 and 2015. These financial statements were reported in U.S. dollars and in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB").

Exhibit 99.2 — Polaris's consolidated financial statements as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 (unaudited).

(b) Unaudited Pro Forma Financial Statements

The U.S. Concrete, Inc. and Polaris unaudited pro forma condensed combined balance sheets as of September 30, 2017 and the U.S. Concrete, Inc. and Polaris unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this report by reference.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 include Polaris's results as if the acquisition had been completed as of January 1, 2016. The unaudited pro forma condensed combined balance sheets as of September 30, 2017 are presented as if the acquisition had been completed on September 30, 2017. For the purposes of the pro forma statements, the Polaris financial information has been converted to accounting principles generally accepted in the United States of America ("US GAAP").

(c) Exhibits

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP Independent Auditor.
99.1	Audited consolidated financial statements of Polaris Materials Corporation as of and for the years ended December 31, 2016 and 2015 and Independent Auditor's Report thereon.
99.2	Consolidated financial statements of Polaris Materials Corporation as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 (unaudited).
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for U.S. Concrete, Inc. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: January 30, 2018	By:	/s/ John E. Kunz
John E. Kunz
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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